SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
_______________

Date of Report (Date of earliest event reported):
December 31, 2004

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation)	33-13142 33-15521 (Commission File Number)	61-0244930 (IRS Employer Identification No.)

300 West Vine Street, Suite 520, Lexington, Kentucky (Address of principal executive offices)	40507 (Zip Code)

(859) 253-5351
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Filed with this report are the following documents of Kentucky Central Life Insurance Company-In Liquidation:

1.	Balance Sheet dated December 31, 2004 prepared on modified liquidating basis (unaudited).

2.	Statements of Receipts and Disbursements for the six months ended December 31, 2004 prepared on a modified liquidating basis (unaudited).

3.	Notes to financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July ___, 2005

KENTUCKY CENTRAL LIFE INSURANCE COMPANY

By: /s/ Glenn Jennings
R. GLENN JENNINGS, EXECUTIVE DIRECTOR, OFFICE OF INSURANCE, AND AS LIQUIDATOR OF KENTUCKY CENTRAL LIFE INSURANCE COMPANY

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation

Balance Sheet
As of December 31, 2004
(Unaudited)

	Notes
Assets	2

Cash	5	$ 715,887

Short-term investments	6	89,978,226
Bonds	7	9,441,765

Mortgage loan	8	754,400
Real estate	9	414,000
Assets of M-C Realty, Inc.	10, 21	3,850,667
Miscellaneous assets	11	2,695
Accrued investment income		64,819

Total assets		$105,222,459

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

The accompanying notes are an integral part of these financial statements.

1

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Balance Sheet
As of December 31, 2004
(Unaudited)

	Notes

Liabilities	2

Class 1	4
Accrued administrative expenses		555,042
Liabilities of M-C Realty, Inc.	10,21	370,381
			$ 925,423

Class 2	4
Policy benefits	1	2,000,000
Opt-in amounts	1, 12	54,000,000
Guaranty associations' post-closing costs	1, 13	16,000,000
			72,000,000

Class 3	4
Claims of the federal government	19(a)		0

Class 4	4		0

Class 5	4
General creditors	14	23,841,344
Escheat funds		489,664
			24,331,008

Class 6	4		2,222

Class 7	4		3,165

2

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Balance Sheet
As of December 31, 2004
(Unaudited)

	Notes

Liabilities	2

Class 8	4
Policyholder deductible	12	16,853,300
Miscellaneous subordinated claims		335,610
General creditor deductible		49,427
Escheat funds deductible		2,500
Class 6 deductible		50
			17,240,887

Class 9	4		0

Class 10	4, 15
Shareholder outstanding dividends
and fractional shares		666,224
Common capital stock:
Voting - par value, $100 per share		100,000
Class A non-voting - par value, $1 per sh.		13,314,830
			14,081,054

Total liabilities			128,583,759
(Deficiency) of assets over liabilities			(23,361,300)
Total liabilities and (deficiency)			$105,222,459

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Statement of Receipts and Disbursements
For the six and twelve months ended December 31, 2004
(Unaudited)

	Notes
Receipts	2	7/1 - 12/31/04	1/1- 12/31/04
Rental receipts		$ -	$ 11,635
Deposit on Holiday Inn		25,000	25,000
Payments on note receivable, principal		200,000	200,000
Agents' balances received		234	2,382
Other miscellaneous receipts and changes		63,959	66,659
Receipts before investment activities		289,193	305,676

Interest and dividend receipts		453,171	875,134
Proceeds from sales:
(a) Net -Money market securities		3,546,710	3,565,167
(b) Net -Short-term bonds		19,756,163	30,583,498
(c) Long-term bonds		-	-
(d) Real estate		-	-
Receipts from investment activities		23,756,044	35,023,799

Total cash receipts		$24,045,237	$35,329,475

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

The accompanying notes are an integral part of these financial statements.

4

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Statement of Receipts and Disbursements
For the six and twelve months ended December 31, 2004
(Unaudited)

	Notes
Disbursements	2	7/1 - 12/31/04	1/1 - 12/31/04
Losses/benefit payments	16	$ 15,097	$ 29,676
Legal fees		821,679	1,600,685
Accounting fees		107,595	184,968
Receivers fees		-	5,196
Consulting fees		570,826	1,179,336
Salaries		55,187	170,653
Employee benefits		7,573	32,723
Real estate taxes and expenses		237	18,305
Payroll and other state taxes		2,297	9,093
Rent and related expenses		85,120	184,252
Insurance expense		4,760	6,661
Affiliate expenses		(7,443)	(2,025)
Office expenses and miscellaneous		13,334	141,386
Loans to Frankfort Hotels		500,000	500,000
Bank fees		1,710	2,820
Total disbursements		2,177,972	4,063,729
Disbursements & distributions before
investment activities		2,177,972	4,063,729

(Continued)

5

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
In Liquidation, continued

Statement of Receipts and Disbursements
For the six and twelve months ended December 31, 2004
(Unaudited)

	Notes
Disbursements	2	7/1 - 12/31/04	1/1 - 12/31/04
Investment expenses	17	34,269	71,403
Purchase of:
(a) Net-Money market securities		3,570,449	3,570,449
(b) Net-Short-term bonds		1,953,906	1,953,906
(c) Long-term bonds			9,423,555
(d) NOLGHA		16,038,775	16,038,775
(e) Accrued interest on bonds		28,989	83,405
Disbursements for investment activities		21,626,388	31,141,493

Total cash disbursements		23,804,360	35,205,222

Net increase in cash		240,877	124,253
Beginning cash		475,010	591,634
Ending cash		$ 715,887	$ 715,887

DISCLAIMER:

The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements; and is based upon records, information or books available to the Liquidator. The completion and timing of certain information is at the total discretion of the Liquidator. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

The accompanying notes are an integral part of these financial statements.

6

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements
(Unaudited)

1.     Reorganization and Reinsurance of the Life and Health Insurance Assets of Kentucky Central Life Insurance Company and Order of Liquidation - On February 12, 1993, Kentucky Central Life Insurance Company ("Kentucky Central" or the "Company") was placed into rehabilitation by an order of the Franklin Circuit Court ("Court") after a determination by the Commissioner of the Kentucky Department of Insurance that such action was necessary for the protection of the Company's policyholders. On February 9, 1994, after a thorough investigation regarding rehabilitating versus liquidating the Company, the Commissioner, Don W. Stephens, in his capacity as Rehabilitator of Kentucky Central, filed a motion for reorganization and reinsurance of the Company's life and health assets and a petition of liquidation with the Court.

     On August 18, 1994, the Court issued an order approving the motion of the Rehabilitator for Reorganization and Reinsurance of the Company's life and health assets with Jefferson-Pilot Life Insurance Company ("JP Life"). (The Rehabilitator's Plan of Reorganization and Reinsurance together with the Guaranty Association Participation Agreement By and Among the National Organization of Life and Health Insurance Guaranty Associations and the Participating State Life and Health Insurance Guaranty Associations and Kentucky Central Life Insurance Company Acting By and Through Don W. Stephens, Insurance Commissioner of the Commonwealth of Kentucky, As Rehabilitator and Liquidator of KCL and Jefferson Pilot Life Insurance Company are hereinafter collectively referred to as the "Plan.") In conjunction therewith, the Court issued an order terminating the rehabilitation and directing the liquidation of the Company (the "Order"). The Company was ordered into liquidation following a determination by the Court that the Company was insolvent and that rehabilitation of the Company was not feasible. The Order was affirmed by the Supreme Court of Kentucky on May 11, 1995.

     The key element of the Rehabilitator's Plan of Reorganization and Reinsurance, the transfer to JP Life of most of the Company's assets in exchange for JP Life's agreement to assume and "enhance" the life insurance policies and annuity contracts previously issued by the Company, was closed on May 31, 1995. All policyholders of the Company were given the right, if they chose to do so, to keep their life insurance and annuity contracts, and immediately become policyholders of JP Life; such policyholders are referred to herein as "Opt-ins." Those policyholders who elected not to have their policies transferred are referred to herein as "Opt-outs."

     In consideration for JP Life's assumption of the liabilities for Opt-ins, the Company transferred bonds, short-term securities, cash, policy loans and certain miscellaneous assets with a total estimated value of $762,862,093 to JP Life on the date of closing. Policyholders representing approximately 95% of the total policy values in force opted into the Plan and were transferred to JP Life on the date of closing.

7

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

     The life insurance guaranty associations of the states where the Company was licensed to do business transferred assets consisting of cash and notes with a total value of $109,986,918 to JP Life in connection with the closing. Such assets, along with an enhancement added by JP Life, were used to restore the policy values of Opt-ins whose policies were covered by one of the guaranty association funds to their full amount as recorded by the Company as of the closing date and for uncovered policyholders restructured account values to the extent supported by the assets. In return for this advancement of assets on behalf of covered policyholders, the state guaranty associations obtained what is now a class 2 priority claim against the Company. The shortfall on uncovered policies was calculated at closing to be $11,231,328.

     Under the Plan, the Company retains a liability to Opt-ins over and above the amount of their full policy value as of the closing date. The ultimate amount of this liability, referred to as the Reimbursable Amount, depends on the interest rates from February 12, 1993 until a date five years from closing (i.e., May 31, 2000), and on the persistency of Opt-in policies during the five-year period after closing.

     Policyholders representing approximately 5% of the total policy values in force opted out of the Plan. The Company is obligated to pay these policyholders their proportionate share of the Company's assets up to the full amount of their statutory reserve as of February 12, 1993, plus any additions to their policy values from premiums paid and less any deductions to their policy values subsequent to that date. The full amount of such obligation to Opt-outs was approximately $57 million. The Plan calls for the Company to pay these amounts in three installments. The first installment, equivalent to 75% of the total opt-out amount, was due, and paid, 120 days after closing. The second installment was paid June 23, 1997 and the final installment was paid in June 1999.

     Assets not transferred to JP Life remained with the Company and are being liquidated by the Commissioner of the Kentucky Department of Insurance who has been designated as the Liquidator of the Company. The Liquidator is vested by operation of law with the title to all of the Company's property, contracts, and rights of action, and may recover and reduce all such assets to possession and liquidate them in accordance with the terms of the Order and applicable law. The court has ordered the Liquidator to liquidate the remaining assets of the estate as rapidly and economically as prudent. As these assets are liquidated, they will be utilized to repay the guaranty associations and to make policyholders whole. The remaining assets of the Company, if any, will be distributed to other creditors and shareholders in the priority established by applicable statute.

(Continued)

8

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

     Pursuant to the terms of the Plan, $50,000,000 from the assets of Kentucky Central was disbursed on February 13, 1996. Of this amount $41,039,878 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,557,738 was applied to reduce policy benefits due uncovered policies and $2,291,194 was applied to the Opt-in Traditional liability. The remaining $3,111,190 was later distributed to Opt-out policyholders.

     In a similar transaction, $40,000,000 was distributed from the assets of the Company in May and June 1997. Of this amount, $32,890,768 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $2,774,651 was applied to reduce policy benefits due uncovered policies and $1,834,469 was applied to the Opt-in Traditional liability. The remaining $2,500,112 was distributed to Opt-out policyholders on June 23, 1997.

     In May 1998, an additional $34,880,662 was distributed from the assets of the Company. Of this amount, $31,647,582 reduced the liability to the Guaranty Associations on the Guaranty Associations' advances, $3,233,080 was applied to reduce policy benefits due uncovered policies and Opt-in Traditional liability.

     In June 1999, $57,184,519 was distributed from the assets of the Company. Of this amount, $41,081,377 reduced the liability to the Guaranty Associations, $22,817,731 on the Guaranty Associations' advances and $18,263,646 on the Guaranty Associations' post closing costs. Additionally, $6,775,707 was applied to reduce policy benefits due uncovered policies and Opt-in amounts. The remaining $9,327,434 was distributed as the final installment to Opt-out policyholders.

2.      Basis of Presentation - The accompanying financial statements of Kentucky Central Life Insurance Company (In Liquidation) are unaudited. The balance sheet has been prepared on a modified liquidating basis, that is, assets have been reported at their estimated market value when known, otherwise, they are reported on the basis more particularly described herein. The financial statements are presented generally in a format established by the National Association of Insurance Commissioners ("NAIC") Report on Receiverships.

     With regard to the liabilities, for the purposes of these financial statements, the liabilities have been preliminarily classified in accordance with the statutory scheme set forth in Chapter 304 of the Kentucky Revised Statutes, Subtitle 33, Section 430. The classifications and amounts are subject to further review and change, and the Liquidator is not bound or prejudiced by the classification of the liabilities on the financial statements as the process for reviewing the liabilities and claims is ongoing. See footnote number 19(b) for additional information regarding these claims.

(Continued)

9

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

     The Statement of Receipts and Disbursements is prepared on a cash basis. Since the Company has been in both rehabilitation and liquidation, the books and records were not organized in such a manner to facilitate the accounting of receipts and disbursements on a cash basis from the date of rehabilitation.

     The information contained in these financial statements has been prepared by the Liquidator from information available to or known by the Liquidator as of the date of the financial statements. The Liquidator makes no warranty as to the accuracy of the information or of the opinions or evaluations contained in the financial statements and expressly disclaims any liability arising from the statements of fact, evaluation or opinion contained in the financial statements.

3.      Ownership and Affiliated Companies - The common stock of Kentucky Central consists of two classes: Voting and Class A Non-voting. The Class A Non-voting common stock is publicly held and was traded on the NASDAQ stock market until removed from listing in April 1993.

4.      Order of Distribution - The order of distribution from the assets of the Company's estate is set forth at KRS 304.33-430, prior to its amendment in 2000. By its express terms, the statute applies and governs the priority of distribution of assets in any proceeding to liquidate an insurer pending on the effective date of the statute. Even if adopted by Kentucky Central, the changes to the statute effectuated in 2000 would have no effect on the priority of distribution of the Company's assets. Accordingly, the order of distribution of Kentucky Central's assets is governed by the statute, as amended.

(Continued)

10

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

The statute provides as follows:

Section 1. The order of distribution of claims from the insurer's estate shall be as stated in this section. The first fifty dollars ($50) of the amount allowed on each claim in the classes under subsections (2) to (6), inclusive, of this section, shall be deducted from the claim and included in the class under subsection (8) of this section. Claims may not be cumulated by assignment to avoid application of the fifty dollars ($50) deductible provision. Subject to the fifty dollars ($50) deductible provision, every claim in each class shall be paid in full or adequate funds retained for the payment before the members of the next class receive any payment. No subclasses shall be established within any class. No claim by a shareholder, policyholder, or other creditor shall be permitted to circumvent the priority classes through the use of equitable remedies.

(1)

Administration costs. The costs and expenses of administration, including but not limited to the following: the actual and necessary costs of preserving or recovering the assets of the insurer; compensation for all services rendered in the liquidation; any necessary filing fees; the fees and mileage payable to witnesses; and reasonable attorneys' fees.

(2)

Loss and unearned premium claims. Claims by policyholders, beneficiaries, and insureds arising from and within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and liability claims against insureds which claims are within the coverage of and not in excess of the applicable limits of insurance policies and insurance contracts issued by the company, and claims of guaranty associations or foreign guaranty associations. Notwithstanding the foregoing, the following claims shall be excluded from Class 2 priority:

(a) Obligations of the insolvent insurer arising out of reinsurance contracts;

(b)

Obligations incurred after the expiration date of the insurance policy or after the policy has been replaced by the insured or canceled at the insured's request or after the policy has been canceled as provided in this chapter. Notwithstanding this subsection, earned premium claims on policies, other than reinsurance agreements, shall not be excluded;

(Continued)

11

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

(c) Obligations to insurers, insurance pools, or underwriting associations and their claims for contribution, indemnity or subrogation, equitable or otherwise;

(d) Any claim which is in excess of any applicable limits provided in the insurance policy issued by the insolvent insurer;

(e) Any amount accrued as punitive or exemplary damages unless expressly covered under the terms of the policy; and

(f) Tort claims of any kind against the insurer, and claims against the insurer for bad faith or wrongful settlement practices.

(3) Claims of the federal government other than those claims included in Class 2.

(4) Wages.

(a)

Debts due to employees for services performed, not to exceed one thousand dollars ($1,000) to each employee which have been earned within one (1) year before the filing of the petition for liquidation. Officers shall not be entitled to the benefit of this priority.

(b) This priority shall be in lieu of any other similar priority authorized by law as to wages or compensation of employees.

(5)

Residual classification. All other claims including claims of the federal or any state or local government, not falling within other classes under this section. Claims, including those of any governmental body, for a penalty or forfeiture, shall be allowed in this class only to the extent of the pecuniary loss sustained from the act, transaction or proceeding out of which the penalty or forfeiture arose, with reasonable and actual costs occasioned thereby. The remainder of such claims shall be postponed to the class of claims under subsection (8) of this section.

(Continued)

12

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

(6)

Judgments. Claims based solely on judgments. If a claimant files a claim and bases it both on the judgment and on the underlying facts, the claim shall be considered by the liquidator who shall give the judgment such weight as he deems appropriate. The claim as allowed shall receive the priority it would receive in the absence of the judgment. If the judgment is larger than the allowance on the underlying claim, the remaining portion of the judgment shall be treated as if it were a claim based solely on a judgment.

(7)

Interest on claims already paid. Interest at the legal rate compounded annually on all claims in the classes under subsections (1) to (6) of this section, inclusive, from the date of the petition for liquidation or the date on which the claim becomes due, whichever is later, until the date on which the dividend is declared. The liquidator, with the approval of the court may make reasonable classifications of claims for purposes of computing interest, may make approximate computations and may ignore certain classifications and time periods as de minimis.

(8)	Miscellaneous subordinated claims. The remaining claims or portions of claims not already paid, with interest as in subsection (7) of this section:

	(a)	The first fifty dollars ($50) of each claim in the classes under subsections (2) to (6), inclusive, of this section, subordinated under this section;

	(b)	Claims under subsection (2) of KRS 304.33-380;

	(c)	Claims subordinated by KRS 304.33-600;

	(d)	Claims filed late;

	(e)	Portions of claims subordinated under subsection (5) of this section; and

	(f)	Claims or portions of claims, payment of which is provided by other benefits or advantages recovered or recoverable by the claimant.

(9)

Preferred ownership claims. Surplus or contribution notes, or similar obligations, and premium refunds on assessable policies. Interest at the legal rate shall be added to each claim, as in subsections (7) and (8) of this section.

(Continued)

13

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

(10)	Proprietary claims. The claims of shareholders or other owners.

Section 2. Section 1 of this Act shall apply to and govern the priority of the distribution of assets in any proceeding to liquidate an insurer pending on or commenced on or after the effective date of the Act.

The liabilities on the accompanying balance sheet are presented in accordance with the order of distribution set forth in the amended statute.

5. Cash - As of December 31, 2004, Kentucky Central had cash on deposit in banks of $715,887.

6.     Short-term investments - As of December 31, 2004, short-term investments consisted of money market accounts in the amount of $15,076,520 and United States Treasury Strips and Notes in the amount of $74,901,706.

7.     Bonds - As of December 31, 2004, bonds in the amount of $9,441,765 are principally stated at their market value as obtained from published information concerning the market value of such bonds. The bond values are not based upon valuations published by the NAIC Committee on Valuation of Securities.

8. Mortgage Loan - The mortgage loan on real estate is stated at its estimated market value based on an appraisal obtained in May 2004, net of $65,600, the estimated costs to dispose of the loan.

9.     Real Estate - Real estate is stated at its estimated market value as of December 31, 2004, based on an appraisal obtained in May 2004. Additionally, the total of the real estate is reported less estimated disposition costs of $36,000.

10.     Assets and Liabilities of M-C Realty, Inc. - At December 31, 2004, the Company owned 100% of the common stock of M-C Realty, Inc. ("M-C"). M-C owns 100% of the common stock of Hotel Enterprises, Inc. ("HE") (formerly known as Wilkinson Hotel Enterprises, Inc ("WHE")). HE is a 1.0416667% general partner and M-C is a 98.9583333% limited partner in Frankfort Hotels, Ltd. (formerly known as Wilkinson Hotels, Ltd.). Frankfort Hotels Ltd. is the owner and operator of the Capital Plaza Hotel in Frankfort, Kentucky.

(Continued)

14

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

     The Company reports the assets of this investment at the estimated market value and the accrued liabilities as expected to be paid. With the exception of the hotel, the reporting of this asset is done annually at December 31st, based on audited financial statements. As of December 31, 2004, total assets recorded are $3,850,667 and the liabilities are $370,381. The primary asset of M-C is the hotel and its furniture and fixtures. As of May 2004, the appaised value of the hotel and its furniture and fixtures, less estimated disposition costs of $304,000, was $3,496,000.

The Court approved the sale of all Frankfort Hotels, Ltd. assets on December 8, 2004. See footnote 21 for further developments.

     In August 1996, M-C and certain current and former affiliates of M-C filed refund claims for corporate taxes paid to the Commonwealth of Kentucky for the 1991-94 tax years. The total amount of refunds sought is $1,132,166. The probability of collection of the refunds is unknown at this time. Accordingly, the refund claims are not reflected on the balance sheet as of this date.

11. Miscellaneous Assets - This amount consists of miscellaneous receivables in the amount of $2,695.

     No value has been reflected on the balance sheet for Furniture & Fixtures or Other Assets due to the fact that realization of the value of the accounts is unlikely. Unused fixed assets will be disposed of at the appropriate time. As of December 31, 2004, the net book value of Furniture & Fixtures was $11,401.

12.     Opt-in Amounts - This liability is an estimate of the combination of the following: reimbursement for the reduced account values resulting from the difference in the rate credited to policyholders from February 12, 1993 to May 31, 1995 versus the new money rate as described in the Plan, reimbursement for the reduced account values resulting from non-contractual expenses charged by JP Life during the moratorium period subsequent to the closing as required by the Plan and reimbursement of reduced account values resulting from lower than market credited interest rates applied by JP Life during the moratorium period subsequent to the closing as required under the Plan. JP Life has recently indicated that it believes the liability is $83 million rather than the approximately $69 million currently reflected in the financial statements (of which $54 million is reflected in Class 2 and $15 million is reflected in Class 8). The Liquidator is in the process of obtaining supporting documentation from JP Life and thus has not reached a final conclusion regarding the actual reimbursable amount.

(Continued)

15

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

13.     Guaranty Associations' Post-closing Costs - This is the guaranty associations continuing support costs through the five-year Plan period, together with estimated accrued interest as of December 31, 2004.

14.     General Creditors - This liability consists primarily of amounts due to agents under a deferred compensation agreement formerly maintained by the Company, and amounts due to owners of Industrial Revenue Bonds, Series 1985, issued by the Lexington-Fayette Urban County Government and guaranteed by the Company. No interest has been accrued on these claims and thus, none is reflected in these financial statements. In the event interest is deemed to be due, the interest would be classified in Class 7.

15.     Other Equity Claims - The amounts reflected as Class 10 claims include the book value of the shareholders' common stock and additional paid-in-capital ($13,414,830), and the outstanding dividends and fractional shares related to the common stock ($666,224).

16. Losses/Benefit Payments - This amount includes payments made to policyholders with claims occurring prior to May 31, 1995 and continuing claims on credit insurance.

17. Investment Expenses - This expense is generally related to the operation and maintenance of the Company's investments in bonds.

18.     Liability to Opt-in Policyholders - The Plan creates a liability to policyholders for the difference between policyholder account values as calculated before and after restructuring. The liability to Opt-in policyholders was reduced at closing by amounts paid to JP Life for the benefit of the policyholders by the guaranty associations on behalf of Kentucky Central (and such reduction is currently shown as a liability to the guaranty associations). The Plan also calls for a discharge of the liability to Opt-in policyholders upon an order by the Court after several events have occurred. It is currently anticipated that the entire amount of this liability (approximately $249 million) will ultimately be discharged by the Court. Therefore, no dollar amount is included in the financial statement.

(Continued)

16

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

19. Contingent Liabilities

     (a)     Income Taxes - The Company may have a tax liability for Phase III taxable income. Phase III taxable income results from certain reductions to the Company's "policyholders' surplus account." The policyholders' surplus account is an untaxed income account that was accumulated under prior tax law. It is the Company's contention, supported by tax case law, that the Company will not have any federal tax liability related to reductions in this account. If a liability is found to exist, the tax is estimated to be between $2.1 and $2.6 million. Additionally, any such tax liability will increase the amount by which the Company's liabilities exceed its assets.

     (b)     Claims Filed - Claims in excess of $1,380,100,000 have been filed against Kentucky Central pursuant to the claims process outlined in KRS 304 Subtitle 33. The Franklin Circuit Court has approved the Liquidator's denial of claims equal to approximately $1,246,200,000. Additionally, the Court has approved the withdrawal and/or settlement of claims in the amount of approximately $92,800,000; distributions of approximately $6,900,000 were made in connection with the settlements. As of December 31, 2004, claims filed in the approximate amount of $28,800,000 have been recorded as approximately $23,200,000 of liabilities on the financial statements. Claims filed in an amount in excess of $117,200,000 remain pending and under investigation. To the extent the remaining claims are proven valid, they will have the effect of increasing the amount by which the Company's liabilities exceed its assets. Additionally, interest may accrue on those claims which are proven valid and any such interest will ultimately be recorded as a Class 7 liability.

     The Liquidator has been made aware of a claim which is being asserted in connection with the Bank of Louisville litigation (Liquidator of Kentucky Central Life Insurance Company v. Mid-America Bank of Louisville and Trust Company, et al., Franklin Circuit Court, Civil Action No. 93-CI-001967-AP-11) based upon the Liquidator's alleged post-petition breach of contract. This claim has been characterized by the Claimants as exceeding $100,000,000. The Liquidator vigorously disputes this claim and believes that the likelihood of recovery is remote.

     The Liquidator cautions that under KRS 304.33-360(2) there is a limited opportunity for certain claimants to assert valid claims after the expiration of the claims bar date. Further, under KRS 304.33-360(1), certain claims - specifically, preferred ownership and proprietary claims under subsections (9) and (10) of KRS 304.33-430 are not required to be filed. Thus, total claims asserted against the Liquidator may actually be in excess of the amounts set forth above. The extent of any such additional liability is uncertain at this time.

(Continued)

17

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

     (c)     Pending Litigation - The Webb Group Defendants have filed a counterclaim against the Liquidator for alleged wrongful use of civil proceedings arising from Count I of the "Guaranty Case" (Liquidator of Kentucky Central Life Insurance Company v. R. Dudley Webb, et al., Franklin Circuit Court, Civil Action No. 94-CI-017-AP-12). The Liquidator disputes this claim and is unable to estimate any potential loss at this time.

     The Webbs have filed a Motion in Liquidator of Kentucky Central Life Insurance Company v. Kentucky Central Life Insurance Company, Franklin Circuit Court, Civil Action No. 93-CI-00196, to lift the stay to permit them to file a lawsuit against the Liquidator for alleged wrongful use of civil proceedings arising out of the Liquidator's actions in Count I of the Guaranty Case (Liquidator of Kentucky Central Life Insurance Company v. R. Dudley Webb, et al., Franklin Circuit Court, Civil Action No. 94-CI-017-AP-12) and the Bank of Louisville Case (Liquidator of Kentucky Central Life Insurance Company v. Mid-America Bank of Louisville and Trust Company, d/b/a Bank of Louisville and Trust Company, et al., Franklin Circuit Court, Civil Action No. 93-CI-001967-AP-11). The Liquidator is opposing the Motion and believes there to be no merit to the underlying allegations.

     A summary of additional litigation in which the Company is a party is included in each Report to the Court filed on a periodic basis in Franklin Circuit Court. These claims against the Company have not been analyzed for financial reporting purposes. Accordingly, no judgment has been made as to whether the Company will have any liability or recognize any gain.

20.     Litigation Settlements - In February 2003, the Liquidator and Deloitte & Touche ("Deloitte") reached an agreement to settle the Liquidator's claims against Deloitte and its partners set forth in the action styled Liquidator of Kentucky Central Life Insurance Company v. Schaeffer, et al., Franklin Circuit Court, Civil Action No. 93-CI-0196-AP-2. The settlement was subject to the approval of the Franklin Circuit Court. On July 25, 2003, the Franklin Circuit Court entered an Order approving the Settlement Agreement and Mutual Release entered into between the Liquidator and Deloitte. On July 28, 2003, Deloitte paid into escrow the $23 million settlement amount called for under the agreement. The settlement amount, and accrued interest, will be paid to the Liquidator only upon the conclusion of all appeals and only if the Settlement Agreement and Mutual Release, and the Agreed Order of Dismissal entered in Liquidator v. Schaeffer, et al. are not vacated, modified or reversed upon appeal. The Settlement Agreement and Mutual Release and Agreed Order of Dismissal are the subject of an appeal to the Kentucky Court of Appeals by one of the defendants to Liquidator of Kentucky Central Life Insurance Company v. Schaeffer. The settlement amount is not reflected as an asset on the balance sheet as of December 31, 2004.

(Continued)

18

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Notes to the Financial Statements, continued
(Unaudited)

21.     Subsequent Events - On May 18, 2005, the Liquidator entered into an agreement with Charles Hembree to settle the Liquidator's claims against Mr. Hembree. Under the settlement agreement, Mr. Hembree paid the Liquidator $17,000 and released all claims against the Liquidator and the estate. The agreement was approved by the Liquidation Court on June 3, 2005. The settlement has been consummated and all actions involving Mr. Hembree have been dismissed.

Effective February 1, 2005, all of the assets of Frankfort Hotels, Ltd. were sold for $4,500,025.

(Continued)

19

KENTUCKY CENTRAL LIFE INSURANCE COMPANY
IN LIQUIDATION

Professional Fees
July - December 2004
(Unaudited)

LEGAL FEES

Stites & Harbison	$ 86,076
Frost Brown Todd	1,838
Woodward Hobson & Fulton	733,765

Subtotal	821,679

ACCOUNTANT

Dean, Dorton & Ford	107,595

Subtotal	107,595

OTHER CONSULTING

Baldwin Group	48,961
Databasics	413,486
Joseph D. Hudson	1,991
Veris Consulting, LLC	25,919
Christopher Cornell	80,469

Subtotal	570,826

TOTAL	$1,500,100

20